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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              JULY 17, 1995


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                    0-5751                   95-2594724
       (State or other              (Commission              (IRS Employer
       jurisdiction of             File Number)           Identification No.)
       incorporation)

   4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA         92660
                    (Address of principal executive offices)        (zip code)


                                 (714) 798-0460
              (Registrant's telephone number, including area code)


Exhibit Index on Page 4 of 4


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ITEM 5.  OTHER EVENTS

On June 29, 1995, the Company entered into an amended common stock purchase agreement with Lindner Growth Fund ("Lindner"). The agreement, among other things, amends the original common stock purchase between the Company and Lindner Fund, Inc. dated February 1, 1995 for the purchase of 100,000 shares of common stock at $6.00 per share. The amended agreement allows for an additional 15,000 shares as an adjustment in the February 1, 1995 purchase for delay in registration of shares and without additional payment. In addition, the amended agreement provides that Lindner will acquire an additional 135,000 shares of common stock for $6.00 per share. The Company received the proceeds for such purchase on July 17, 1995.

On July 31, 1995, the Company entered into an agreement with an accredited investor to acquire, through private placement, 4,167 shares of common stock of the Company for $6.00 per share. The Company received the proceeds from such purchase on August 14, 1995.

On August 15, 1995, the Company entered into agreements with two accredited investors to acquire, through private placement, 10,833 and 5,000 shares, respectively, of common stock of the Company for $6.00 per share. The Company received the proceeds from such placements on August 16, 1995.

On August 17, 1995, the Company issued a news release and, on or about August 21, 1995, intends to mail a notice to stockholders pursuant to a requirement on companies with stock listed on the New York Stock Exchange.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Exhibit No.      Description
- -----------      -----------
10.62            Amended Common Stock Purchase Agreement dated June 29, 1995 between the Company and Lindner Growth Fund, Inc., an accredited investor (filed herewith).

10.63            Common Stock Purchase Agreement dated July 31, 1995, between the Company and W.V.C. Limited, an accredited investor
                 (filed herewith).

10.64            Common Stock Purchase Agreement dated August 15, 1995, between the Company and Helen Jean Quinn an accredited investor (filed herewith).

10.65            Common Stock Purchase Agreement dated August 15, 1995, between the Company and BLC Investments, an accredited investor (filed herewith).

99.6             News Release dated August 17, 1995

99.7             Notice to Stockholders dated August 18, 1995





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMPREHENSIVE CARE CORPORATION
                                                    (Registrant)


                                     By: /s/ Kerri Ruppert
                                        ----------------------------------------
                                              Kerri Ruppert, Vice President and
                                              Chief Accounting Officer
                                              (Principal Accounting Officer)

August 22, 1995


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EXHIBIT INDEX

Exhibit No.      Description
- -----------      -----------
10.62            Amended Common Stock Purchase Agreement dated June 29, 1995 between the Company and Lindner Growth Fund, Inc., an accredited investor (filed herewith).

10.63            Common Stock Purchase Agreement dated July 31, 1995, between the Company and W.V.C. Limited, an accredited investor
                 (filed herewith).

10.64            Common Stock Purchase Agreement dated August 15, 1995, between the Company and Helen Jean Quinn an accredited investor (filed herewith).

10.65            Common Stock Purchase Agreement dated August 15, 1995, between the Company and BLC Investments, an accredited investor (filed herewith).

99.6             News Release dated August 17, 1995

99.7             Notice to Stockholders dated August 18, 1995





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